Vanguard PRIMECAP Core Fund Summary Prospectus

January 31, 2021

Investor Shares

Vanguard PRIMECAP Core Fund Investor Shares (VPCCX)

The Fund's statutory Prospectus and Statement of Additional Information dated January 31, 2021, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/ us/literature/reports/MFs. You can also obtain this information at no cost by calling 800-662-7447 or by sending an email request to online@vanguard.com.

See the inside front cover for important information about access to your fund's annual and semiannual shareholder reports.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund's annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this prospectus or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this prospectus or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees

(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None

Sales Charge (Load) Imposed on Reinvested Dividends	None

Redemption Fee	None

Account Service Fee Per Year
(for certain fund account balances below $10,000)	$20

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%
12b-1 Distribution Fee	None

Other Expenses	0.01%

Total Annual Fund Operating Expenses	0.46%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$47	$148	$258	$579

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in stocks that its advisor believes offer a good balance between reasonable valuations and attractive growth prospects relative to their peers. Stocks selected for the Fund typically have earnings growth potential that, in the advisor's view, is not reflected in their current market prices. The Fund can invest in stocks across all industry sectors and market capitalizations.

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:

•Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

•Investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Small-, mid-, and large-cap stocks each tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years. Historically, small- and mid-cap stocks have been more volatile in price than large-cap stocks. The stock prices of small and mid-size companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.

•Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investments in the health care and information technology sectors subject the Fund to proportionately higher exposure to the risks of these sectors.

•Asset concentration risk, which is the chance that, because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a relevant market index and another comparative index, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard PRIMECAP Core Fund Investor Shares

	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
50%			36.14

40%									27.70
							26.23
30%		14.57		19.29
20%						12.35				12.09

10%					0.94
0%

	–0.86
-10%								–4.90

-20%

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:

	Total Return			Quarter
Highest	16.81%		June 30, 2020
Lowest	-23.07%		March 31, 2020

Average Annual Total Returns for Periods Ended December 31, 2020
		1 Year	5 Years	10 Years

Vanguard PRIMECAP Core Fund Investor Shares

Return Before Taxes		12.09%	14.06%	13.65%

Return After Taxes on Distributions		10.12	12.34	12.29

Return After Taxes on Distributions and Sale of Fund Shares		8.54	11.02	11.15

Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)

MSCI US Prime Market 750 Index		21.26%	15.72%	14.11%

Dow Jones U.S. Total Stock Market Float Adjusted Index		20.79	15.36	13.74

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

PRIMECAP Management Company (PRIMECAP)

Portfolio Managers

Joel P. Fried, President of PRIMECAP. He has co-managed the Fund since its inception in 2004.

Theo A. Kolokotrones, Chairman of PRIMECAP. He has co-managed the Fund since its inception in 2004.

Alfred W. Mordecai, Vice Chairman of PRIMECAP. He has co-managed the Fund since its inception in 2004.

M. Mohsin Ansari, Executive Vice President of PRIMECAP. He has co-managed the Fund since 2007.

James Marchetti, Executive Vice President of PRIMECAP. He has co-managed the Fund since 2015.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

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Vanguard PRIMECAP Core Fund Investor Shares—Fund Number 1220

To request additional information about the Fund, please visit vanguard.com or contact us at 800-662-7447.

© 2021 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

SP 1220 012021